EXHIBIT 99

Certifications Pursuant to 18 U.S.C. Section 1350

As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Roy T.K. Thung, Chief Executive Officer and President of Independence Holding Company, do hereby certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. the Annual Report on Form 10-K of Independence Holding Company for the period from January 1, 2002 to December 31, 2002, as filed with the Securities and Exchange Commission, fully compiles with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in such Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Independence Holding Company.

/s/ Roy T.K. Thung______________________ Date: March 27, 2003__________

Roy T.K. Thung

Chief Executive Officer and President

"A signed original of this written statement required by Section 906 has been provided to Independence Holding Company and will be retained by Independence Holding Company and furnished to the Securities and Exchange Commission or its staff upon request."

I, Teresa A. Herbert, Vice President and Chief Financial Officer of Independence Holding Company, do hereby certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. the Annual Report on Form 10-K of Independence Holding Company for the period from January 1, 2002 to December 31, 2002, as filed with the Securities and Exchange Commission, fully compiles with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in such Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Independence Holding Company.

/s/ Teresa A. Herbert___________________ Date: March 27, 2003 ________

Teresa A. Herbert

Vice President and Chief Financial Officer

"A signed original of this written statement required by Section 906 has been provided to Independence Holding Company and will be retained by Independence Holding Company and furnished to the Securities and Exchange Commission or its staff upon request."